As filed with the Securities and Exchange Commission on December 30, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 27, 2019

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series Y	BAC PrY	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.200% Non-Cumulative Preferred Stock, Series CC	BAC PrC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series EE	BAC PrA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 1	BML PrG	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 2	BML PrH	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 4	BML PrJ	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 5	BML PrL	New York Stock Exchange
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due November 28, 2031 of BofA Finance LLC (and the guarantee of the Registrant with respect thereto)	BAC/31B	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2019, Bank of America Corporation (the “Corporation”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) a Certificate of Elimination (the “Certificate of Elimination”) with respect to the following series of the Corporation’s Preferred Stock, par value $0.01 per share (the “Preferred Stock”), each of which the Corporation has previously redeemed, repurchased or otherwise reacquired or has converted in accordance with its terms (the “Eliminated Securities”):

•	6.204% Non-Cumulative Preferred Stock, Series D

•	6.625% Non-Cumulative Preferred Stock, Series I

•	7.25% Non-Cumulative Preferred Stock, Series J

•	Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K

•	Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series M

•	8.20% Non-Cumulative Preferred Stock, Series H

•	Fixed Rate Cumulative Perpetual Preferred Stock, Series N

•	6.375% Non-Cumulative Preferred Stock, Series 3

•	6.70% Noncumulative Perpetual Preferred Stock, Series 6

•	6.25% Noncumulative Perpetual Preferred Stock, Series 7

•	8.625% Non-Cumulative Preferred Stock, Series 8

•	Fixed Rate Cumulative Perpetual Preferred Stock, Series Q

•	Fixed Rate Cumulative Perpetual Preferred Stock, Series R

•	Common Equivalent Junior Preferred Stock, Series S

•	Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series V

•	6.625% Non-Cumulative Preferred Stock, Series W

The Certificate of Elimination had the effect of eliminating all references to the Eliminated Securities from the Corporation’s Amended and Restated Certificate of Incorporation. All authorized shares of the Eliminated Securities were restored to the status of authorized but unissued shares of the Preferred Stock. No shares of the Eliminated Securities were issued and outstanding at the time of filing the Certificate of Elimination.

On December 27, 2019, the Corporation also filed with the Secretary of State a Certificate of Retirement (the “Certificate of Retirement”) with respect to the following securities of the Corporation: 1,972,730 shares (the “Retired Series C Shares”) of ESOP Convertible Preferred Stock, Series C (the “Series C Preferred Stock”); and 6,568 shares (the “Retired Series BB Shares”) of $2.50 Cumulative Convertible Preferred Stock, Series BB (the “Series BB Preferred Stock”), all of which have been previously redeemed, repurchased or otherwise reacquired by the Corporation. The effect of the Certificate of Retirement is to reduce the total number of authorized shares of Series C Preferred Stock and Series BB Preferred Stock by the amount of the Retired Series C Shares and Retired Series BB Shares, respectively. All the Retired Series C Shares and the Retired BB Shares were restored to the status of authorized but unissued shares of Preferred Stock.

Immediately following the filing of the Certificate of Elimination and Certificate of Retirement, the Corporation filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State. In addition to removing the Eliminated Securities and reducing the total number of shares of Series C Preferred Stock and Series BB Preferred Stock by the amount of the Retired Series C Shares and Retired Series BB Shares, respectively, the Restated Certificate clarifies outdated provisions and consolidates numerous amendments since the Corporation originally filed its certificate of incorporation. Each of the Certificate of Elimination, Certificate of Retirement and Restated Certificate was effective as of December 27, 2019, upon filing.

The foregoing description is qualified in its entirety by reference to the complete text of the Restated Certificate, Certificate of Elimination and Certificate of Retirement, copies of which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Restated Certificate of Incorporation of Bank of America Corporation

3.2	Certificate of Elimination relating to certain securities of Bank of America Corporation

3.3	Certificate of Retirement relating to certain securities of Bank of America Corporation

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: December 30, 2019